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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 6, 2001

                                EMusic.com Inc.
            (Exact name of registrant as specified in its charter)


         Delaware                        0-24671                  65-0207877
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
      incorporation)                                         Identification No.)


       1991 Broadway, 2nd Floor
       Redwood City, California                            94063
(Address of principal executive offices)                 (Zip Code)

                                (650) 216-0200
             (Registrant's telephone number, including area code)
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                     INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events.

Attached hereto and incorporated by reference herein is an amended version of the Introductory Table that was orginally filed with the Form of Stockholders Agreement as Exhibit 2.2 to the Company's Current Report on Form 8-K, dated April 10, 2001.

EMusic security holders and any potential investors in EMusic are advised to carefully read the tender offer statement on Schedule TO, the solicitation/recommendation statement on Schedule 14D-9 and any other documents EMusic or Universal Music Group files with the Securities and Exchange Commission in connection with the proposed tender offer or merger when they become available because they will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents (when available) and other documents filed by EMusic at the SEC's website at www.sec.gov. These documents (when available) may also be
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obtained for free via e-mail by contacting EMusic at investor@emusic.com.

Item 7.  Exhibits

99.3  Amended Introductory Table to Form of Stockholders Agreement

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              EMusic.com Inc.


Date:  April 16, 2001                         By: /s/ Emily Rupp
                                                  ___________________________
                                                  Emily Rupp
                                                  Vice President and
                                                  Chief Financial Officer

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                                 EXHIBIT INDEX
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Exhibit No.      Description
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    99.3         Amended Introductory Table to Form of Stockholders Agreement